Intangible Assets	12 Months Ended
Mar. 31, 2012
Notes to Financial Statements
Intangible Assets

6 – INTANGIBLE ASSETS

On October 27th, 2010 ZIM purchased all of the technology assets of Torch Technologies for the sum of $50,000 Canadian dollars ($51,451 United States dollars).

The Company has recorded the acquired technology assets as intangible assets on the consolidated balance sheet. This asset is being amortized over 60 months on a straight line basis. Amortization expense for fiscal 2012 was $10,885 and the net book value as at March 31, 2012, was $35,031. Amortization expense for fiscal 2011 was $4,251 and the net book value as at March 31, 2011, was $47,200. There was a $1,284 net loss due to foreign exchange.